SCHEDULE 14A INFORMATION


             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934


Filed by the Registrant |x|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

|_| Definitive Proxy Statement

|x| Definitive Additional Materials

|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              ITT CORPORATION
---------------------------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

---------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement,
                       if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|x| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:
       --------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:
       --------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       --------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:
       --------------------------------------------------------------------

    5) Total fee paid:
       --------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
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    2) Form, Schedule or Registration Statement No.:
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    3) Filing Party:
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    4) Date Filed:
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


                           [Mailgram Letterhead]



[Addressee Information]



AN OPEN LETTER TO ITT STOCKHOLDERS:
-----------------------------------


                            "SHOW US THE MONEY"


Fellow ITT Stockholders:

The Board of Directors of ITT is absolutely committed to selling ITT for the highest price. However, we do not believe--and we do not think ITT stockholders believe--that either Hilton or Starwood has yet made their highest bid.

Your Board is running a bidding process that has already created $3.5 billion in additional value for ITT stockholders. If reelected on November 12, we will continue to seek maximum value for you. We will treat all bidders fairly and consider only economics as we weigh competing bids for your company.

We don't see how your interests are served by having one of the bidders conduct the auction. We respectfully request your support on November 12 so we can get you the highest price for your shares as soon as possible.

Sincerely,

The Directors of ITT Corporation



Bette B. Anderson     Rand V. Araskog            Nolan D. Archibald

Robert A. Bowman      Robert A. Burnett          Paul J. Kirk, Jr.

Edward C. Meyer       Benjamin F. Payton         Vin Weber

Margita E. White      Kendrick R. Wilson III

Since the time before the ITT Annual Meeting is extremely short and Tuesday, November 11, 1997 is a postal holiday, we urge you to vote FOR THE ITT DIRECTORS who are committed to you by following the instructions below.

    TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
                       AVAILABLE TO ASSIST YOU NOW!!!

                                INSTRUCTIONS

1.   Call Toll-Free 1-800-437-7699 between 8:00 a.m. and
     12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to [identification information].

3.   State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

              Name:                     [NA.1]
              Broker:                   [Broker]
              Control number:           [ControlNum]
              Number of shares:         [NumShares]

If you need assistance in voting, call our solicitor, Georgeson & Company Inc. at 1-800-223-2064.

                              ITT CORPORATION

             Proxy for the Annual Meeting of Stockholders to be
                             held on November 12, 1997.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                        DIRECTORS OF ITT CORPORATION

     The undersigned hereby constitutes and appoints Richard S. Ward and Patrick L. Donnelly, and each of them, true and lawful agents and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ITT Corporation (the "Company") to be held on November 12, 1997, and at any and all adjournments and postponements thereof, on all matters before such meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED BELOW. HOWEVER, IF NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW, "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTS AND "AGAINST" THE PROPOSALS OF HILTON HOTELS CORPORATION ("HILTON") TO APPROVE A NON-BINDING STOCKHOLDER RESOLUTION URGING THE BOARD TO ARRANGE FOR THE SALE OF THE COMPANY TO HILTON, A SUBSIDIARY OF HILTON OR ANY BIDDER OFFERING A HIGHER PRICE FOR THE COMPANY (THE "HILTON SALE PROPOSAL") AND TO REPEAL EACH AND EVERY PROVISION OF THE COMPANY'S AMENDED AND RESTATED BY-LAWS ADOPTED ON OR AFTER JULY 23, 1996 AND PRIOR TO THE ANNUAL MEETING (THE "HILTON BY-LAW REPEAL PROPOSAL"), ALL OF WHICH MATTERS ARE MORE FULLY DESCRIBED IN THE ANNUAL MEETING PROXY STATEMENT OF WHICH THE UNDERSIGNED STOCKHOLDER ACKNOWLEDGES RECEIPT.

     THIS PROXY GRANTS DISCRETIONARY AUTHORITY (1) TO VOTE FOR A SUBSTITUTE NOMINEE OF THE BOARD IF ANY NOMINEE FOR DIRECTOR LISTED BELOW IS UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE AS A DIRECTOR (UNLESS AUTHORITY TO VOTE FOR ALL NOMINEES OR FOR THE PARTICULAR NOMINEE WHO HAS CEASED TO BE A CANDIDATE IS WITHHELD) AND (2) TO VOTE ON OTHER MATTERS THAT MAY COME
BEFORE  THE  MEETING  IN  ACCORDANCE  WITH THE BEST  JUDGMENT  OF THE NAMED
PROXIES.

     THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
OF ITT CORPORATION.

     THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION
IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND
2 AND "AGAINST" PROPOSALS 3 AND 4.


                              ITT CORPORATION

     The 1997 Annual Meeting of ITT Corporation will be held at 11:30 a.m. on Wednesday, November 12, 1997 at the St. Regis Roof (20th Floor) of the St. Regis Hotel, New York, New York. Stockholders of record at the close of business on October 1, 1997 will be entitled to vote at the meeting and any adjournment thereof. Stockholders who hold their shares beneficially through bank or brokerage accounts should bring with them proof of their ownership if they wish to attend the meeting.

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

1.   Election of Directors:

     Bette B. Anderson, Rand V. Araskog, Nolan D. Archibald,
     Robert A. Bowman, Robert A. Burnett, Paul G. Kirk, Jr.,
     Edward C. Meyer, Benjamin F. Payton, Vin Weber,
     Margita E. White and Kendrick R. Wilson III.

     INSTRUCTIONS: (If you do not wish your shares voted "FOR" a particular nominee or nominees, give that nominee or nominees name to the operator. You shares will be voted for the remaining nominee(s).)

     (  ) FOR          (  ) WITHHELD         (  ) FOR ALL EXCEPT

2.   Ratification of Appointment of Arthur Andersen LLP as
     Independent Public Accountants

     (  ) FOR          (  ) AGAINST         (  ) ABSTAIN

The Board of Directors recommends a vote "AGAINST" Proposals 3 and 4.

3.   The Hilton Sale Proposal

     (  )AGAINST       (  ) FOR             (  ) ABSTAIN

4.   The Hilton By-law Repeal Proposal

     (  ) AGAINST      (  ) FOR             (  ) ABSTAIN

Please given your name to the operator exactly as your name appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority should sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

                              [ITT Letterhead]


DATE:       November 7, 1997
CONTACTS:   Jim Gallagher          George Sard/David Reno
TELEPHONE:  212-258-1261           Sard Verbinnen & Co.
                                   212-687-8080

                                   FOR IMMEDIATE RELEASE

                 ITT BOARD ESTABLISHES SPECIAL COMMITTEE OF
                 INDEPENDENT DIRECTORS TO COMPLETE AUCTION

     NEW YORK, November 7, 1997 -- ITT Corporation (NYSE:ITT) announced today that its Board of Directors has established a Special Committee of four independent directors to complete the auction process now underway for ITT. The Special Committee, which will have independent legal and financial advisors, will evaluate all bids for the Company in order to maximize stockholder value and ensure complete impartiality.

     The Special Committee is chaired by Paul G. Kirk, Jr., an independent director since 1989. The other members of the Committee are Nolan D. Archibald, Robert A. Burnett and Edward C.
Meyer.

     ITT also announced that it has informed Starwood that it will amend the Starwood merger agreement to eliminate all proposed ITT seats on the Boards of both Starwood Lodging Corporation and Starwood Lodging Trust, again to guarantee complete impartiality.


                                  - ITT -